Chisholm Energy Acquisition December 16, 2021 Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the acquisition (the “Chisholm Acquisition”) of certain assets from Chisholm Energy Operating, LLC and Chisholm Energy Agent, Inc. (collectively, “Chisholm”) by Earthstone Energy, Inc. (“ESTE,” “Earthstone” or the “Company”) and its stockholders, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Earthstone’s ability to integrate the assets acquired in the Chisholm Acquisition and achieve anticipated benefits from them; risks relating to any unforeseen liabilities of Earthstone or the assets acquired in the Chisholm Acquisition; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; Earthstone’s ability to generate sufficient cash flows from operations to fund all or portions of its future capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; and the direct and indirect impact on most or all of the foregoing on the evolving COVID-19 pandemic. Earthstone’s annual report on Form 10-K and as amended by Form 10-K/A for the year ended December 31, 2020, recent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law. This presentation contains estimates of Earthstone’s and Chisholm’s 2022 production and capital expenditures. The actual levels of production and capital expenditures may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, oil and natural gas prices, changes in market demand for hydrocarbons and unanticipated delays in production. These estimates are based on numerous assumptions. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. No assurance can be made that any new wells will produce in line with historical performance, or that existing wells will continue to produce in line with Earthstone’s expectations. Earthstone’s ability to fund its 2022 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated increases in costs associated with drilling, production and transportation. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

Earthstone's Strategic Objectives Enhanced with the Acquisition of Chisholm

Earthstone Objectives	Commentary	Chisholm
Increase Scale & Efficiency Through Consolidation	5th acquisition completed or announced in 2021 Maintains balanced approach of acquiring PDP and upside	✓
Enhance Depth & Quality of Drilling Inventory	Adds highly economic development locations in the Northern Delaware Basin	✓
Maintain Conservative Leverage Profile	~1.0x targeted pro forma leverage at YE 2022 (1)	✓
Increase Free Cash Flow Generation (2)	$1.0B+ of projected FCF from 2022E-2025E at current strip prices	✓
Maintain Peer Leading Cost Structure & Margins	Maintain low cost, high margin operating metrics	✓
Maintain Commitment & Focus on ESG Initiatives	"Do the right thing" commitment to stakeholders, employees and environment	✓

(1) Leverage is defined as total debt to Adjusted EBITDAX. Adjusted EBITDAX is a non-GAAP measure. Adjusted EBITDAX is defined as net (loss) income plus, when applicable, accretion of asset retirement obligations; impairment expense; depletion, depreciation and amortization; interest expense, net; transaction costs; (gain) loss on sale of oil and gas properties, net; exploration expense; unrealized loss (gain) on derivative contracts; stock-based compensation (non-cash); and income tax expense.
(2) Free Cash Flow is a non-GAAP measure. Free Cash Flow is defined as Adjusted EBITDAX, less interest expense, less accrual-based capital expenditures.

EARTHSTONE Energy Inc. | 3

4 Date Announced 12/18/20 4/1/21 10/4/21 12/16/21 Acquisition Price ($MM)(1) $182.0 $126.5 $73.2 $603.8 Consideration Mix (% Cash / % Stock) 72% / 28% 65% / 35% 67% / 33% 68% / 32% Proved Developed PV-10 ($MM)(2) $173 $153 $116 $421 Acquired Net Acreage (000's) 43.4 20.3 10.0 36.1 Acquired Drilling Locations(3) 70 49 0 414 ~15,300 ~13,500 46,000 (4) ESTE… IRM Tracker Foreland Chisholm ESTE 4Q'21E Exit Continued Pathway to Scale Pathway to Scale – Production (Boe/d)  Entrance into the Delaware Basin provides additional avenues for continuing to add scale to our existing asset base  Earthstone remains focused on building scale through acquisitions in the Permian FY 2020A FY 2022E Note: See Appendix for details on footnotes.

5 Acquisition Details Consideration & Funding Impact on Equity Ownership Approval & Timing  Earthstone has entered into an agreement to acquire assets (the “Chisholm Acquisition”) from Chisholm Energy Holdings, LLC (“Chisholm”)  Cash and equity consideration of $604 million prior to purchase price adjustment ― $340 million of cash consideration at closing ― $70 million of deferred cash with $40 million and $30 million due on the 6 and 12 month anniversaries of closing, respectively ― $194 million in Earthstone Class A shares based on a closing price of $9.98 on 12/15/21  Cash consideration to be funded via cash on hand and borrowings under Earthstone’s credit facility ― Commitments received from a group of current lenders to increase the borrowing base and elected commitments from $650 million to $825 million upon closing  Chisholm will receive 19.4 million Earthstone Class A Shares  ESTE shareholders retain 82% of ESTE common equity  Transaction approved by the Audit Committee of the ESTE Board and by the full Board  Shareholders holding a majority of each of the outstanding voting power of Earthstone and of the disinterested voting power approved the share issuance by written consent  Earthstone will mail a definitive information statement to stockholders at least 20 days prior to closing  Effective date of 11/1/2021 with an anticipated close in the middle of 1Q 2022

Chisholm Asset Overview

Acquisition Highlights

- ESTE's first acquisition in the Delaware Basin brings significant production and cash flow
- High quality drilling inventory with high-graded operated location count of 414 gross (237 net) locations with average IRR > 60% at NYMEX strip pricing as of 12/8/21
- ESTE plans to maintain Chisholm's 2-rig program on the Chisholm assets upon closing (in addition to ESTE's 2-rig program in the Midland Basin)
- 65 federal/state drilling permits already in place and another 56 permits in process to support a 2-rig drilling program for the next several years
- Increased scale further improves ESTE's leading LOE and G&A cost structure

Permian Asset Overview



Earthstone
Chisholm Assets
Delaware Focus Area
Midland
Delaware
Chaves
Eddy
Lea
Yoakum
Terry
Gaines
Andrews
Martin
Howard
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Culberson
Reeves
Ward
Crane
Upton
Irion
Tom Green
Pecos
Crockett
Schleicher
Jeff Davis
Terrell
Sutton
Presidio
Brewster

Asset Highlights (1)

Current Production (Boepd)	~13,500
% Oil / % Liquids	61% / 79%
Proved Developed PV-10 ($MM)	$421
Proved Developed Reserves (MMBoe)	25.8
Total Net Acres	~36,100
% Operated / % HBP	92% / 85%
Avg. % WI / % NRI	55% / 44%

Chisholm Production and Drilling Inventory by County



25%
75%
~13,500
Current
Boepd
18%
82%
414
Gross Operated
Locations
Lea
Eddy

(1) Current Production is Earthstone management's estimate of Chisholm three stream sales volumes for the most recent available 30-day period. PV-10 is a non-GAAP measure that differs from a measure under GAAP known as "standardized measure of discounted future net cash flows" in that PV-10 is calculated without including future income taxes. Proved Developed PV-10 value based upon NYMEX strip pricing as of 12/8/21 and an effective date of 11/1/21.

EARTHSTONE Energy Inc.
6

Chisholm Well Results Demonstrate High Quality, De-Risked Inventory

1
OUTLAND STATE UNIT 11-2 WCA 5H
Bench: Wolfcamp A
IP-30: 2,782 Boe/d
(41% Oil)

2
MINIS 1 FED COM 3BS 4H
Bench: 3rd Bone Spring
IP-30: 1,957 Boe/d
(84% Oil)

3
BUFFALO 12-1 FED COM 2BS 1H
Bench: 2nd Bone Spring
IP-30: 1,909 Boe/d
(90% Oil)

4
HEREFORD 29 20 W1OB FEDERAL COM 001H
Bench: 3rd Bone Spring
IP-30: 1,746 Boe/d
(91% Oil)

5
GRAMA RIDGE EAST 34 3BS 4H
Bench: 3rd Bone Spring
IP-30: 1,730 Boe/d
(77% Oil)

6
GRAMA RIDGE EAST 34 3BS 5H
Bench: 3rd Bone Spring
IP-30: 1,721 Boe/d
(76% Oil)

7
MINIS 1 FED COM 3BS 5H
Bench: 3rd Bone Spring
IP-30: 1,707 Boe/d
(84% Oil)

8
MINIS 1 FED 3BS 7H
Bench: 3rd Bone Spring
IP-30: 1,391 Boe/d
(88% Oil)



Rigs
Chisholm
Other
Formation
1st Bone Spring
2nd Bone Spring
3rd Bone Spring
Wolfcamp A
Chisholm
COLGATE ENERGY
Matador
ConocoPhillips
eogresources
devon
Eddy
Lea
Culberson
Reeves
Loving

20
DIAMONDBACK 24 25 FEDERAL COM 1BS 003H
Bench: 1st Bone Spring
IP-30: 779 Boe/d
(89% Oil)

19
DIAMONDBACK 24 25 FEDERAL COM 1BS 004H
Bench: 1st Bone Spring
IP-30: 812 Boe/d
(85% Oil)

18
PERLA NEGRA FEDERAL COM 006H
Bench: 1st Bone Spring
IP-30: 977 Boe/d
(97% Oil)

17
MINIS 1 FED 3BS 6H
Bench: 3rd Bone Spring
IP-30: 1,114 Boe/d
(86% Oil)

16
SALT DRAW 10 STATE COM 3BS 4H
Bench: 3rd Bone Spring
IP-30: 1,136 Boe/d
(70% Oil)

15
ASTEROID 20-29 FED COM WCA 1H
Bench: Wolfcamp A
IP-30: 1,167 Boe/d
(65% Oil)

14
AZTEC 14-23 FED COM 3BS 3H
Bench: 3rd Bone Spring
IP-30: 1,193 Boe/d
(80% Oil)

9
BUFFALO 12-1 FED COM 2BS 4H
Bench: 2nd Bone Spring
IP-30: 1,364 Boe/d
(91% Oil)

10
GRAMA RIDGE EAST 34 2BS 9H
Bench: 2nd Bone Spring
IP-30: 1,310 Boe/d
(79% Oil)

11
ASTEROID 20-29 FED COM WCA 2H
Bench: Wolfcamp A
IP-30: 1,261 Boe/d
(75% Oil)

12
SALT DRAW 10 STATE COM WCA 3H
Bench: Wolfcamp A
IP-30: 1,248 Boe/d
(69% Oil)

13
DIAMONDBACK 24-25 FED COM 2BS 5H
Bench: 2nd Bone Spring
IP-30: 1,226 Boe/d
(94% Oil)

Source: Enverus. All wells listed are operated by Chisholm.

EARTHSTONE Energy, Inc. 7

Deep Inventory of Highly Economic and Oil-Rich Locations Underwritten With a Conservative Spacing Model

Southeast NM Type Section


Gross Thickness ~ 3,200'
1st Bone Spring Carb
Avalon Shale
1st Bone Spring Sand
2nd Bone Spring Carb
2nd Bone Spring Sand
3rd Bone Spring Carb
3rd Bone Spring Sand
Wolfcamp A / XY
Wolfcamp B
Target Zones
Primary
Secondary


Other
WCA / XY
414
Gross Operated
Locations
Bone Spring

Location count based on conservative
3-4 wells per section per zone

Chisholm Northern Delaware Position


EARTHSTONE Energy Inc.
CHISHOLM ENERGY ACREAGE
Northwest Shelf
Central Basin Platform
Eddy
Lea
NEW MEXICO
TEXAS
Delaware Basin

- The Northern Delaware is low GOR, high oil cut and lower water cut relative to the basin average
- Thick stacked pay interval allows for development of up to 8 potential landing zones
- The Wolfcamp A / XY, 2nd and 3rd Bone Spring Sands are the core targeted intervals across the position of which all have been significantly de-risked and delineated
- Highest valued inventory is concentrated in the Northern Lea County acreage block
- Secondary target intervals have been delineated by offset operators in most areas

EARTHSTONE Energy Inc. | 8

9 Pro Forma Earthstone (1) Pro Forma assumes a full year of results from both Earthstone and Chisholm. Financial metrics assume $70/bbl WTI oil prices and $3.50/mmbtu HH natural gas prices. Expected Earthstone reported 2022 results will be lower than Pro Forma based on the timing of the closing of the Chisholm Acquisition. Adjusted EBITDAX and Free Cash Flow are non-GAAP measures, as previously defined. Shares outstanding for Standalone ESTE as of 12/15/21; pro forma shares outstanding adds share consideration from Chisholm Acquisition. (2) Calculated as the midpoint of Standalone ESTE and Pro Forma ranges. Preliminary 2022 Snapshot (1) • Key operating and financial metrics to increase by ~30-100%, while outstanding shares only increase by 22% • High-margin, low-cost structure enable approximately flat 2022 leverage at targeted ~1.0x Chisholm meaningfully enhances key operational and financial metrics Standalone ESTE Pro Forma % Change (2) Production (MBoe/d) 32 - 34 44 - 48 +39% % Oil 49% 53% +8% Adjusted EBITDAX ($MM) $370 - $390 $550 - $580 +49% Capex ($MM) $290 - $310 $385 - $415 +33% Free Cash Flow ($MM) $65 - $75 $130 - $150 +100% Shares Outstanding (MM) 87.7 107.1 +22%

10 Chisholm Energy Acquisition Key Highlights Continues Permian Basin consolidation strategy Expands footprint into new core area in the Delaware Basin Meaningfully increases size and scale Adds significant economic drilling locations Maintains conservative balance sheet with low leverage Accretive on key financial metrics  Enhances free cash flow generation and cash margins

11 Appendix

12 Mark Lumpkin, Jr. EVP, Chief Financial Officer Scott Thelander Vice President of Finance Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfeld | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com Contact Information

13 Footnotes Page 4 1) IRM Acquisition price of $186MM based on $50.8MM of equity consideration (approximately 12.7MM shares and ESTE share price of $3.99 on 12/16/20) and cash consideration of $135.2MM. Tracker Acquisition price of $126MM based on $44.2MM of equity consideration (approximately 6.2MM shares and ESTE share price of $7.24 on 3/30/21) and cash consideration of $81.6MM. Includes assets from Tracker Resource Development III, LLC and from affiliates of Sequel Energy. Foreland Acquisition price of $73.2MM consisting of $49.2MM cash consideration and 2.6 MM shares and ESTE share price of $9.20 on 9/30/21. Chisholm Acquisition price of $604MM based on $194MM of equity consideration (approximately 19.4MM shares and ESTE share price of $9.98 on 12/15/21) and cash consideration of $410MM. 2) Based on ESTE estimates; PV-10 as of 12/1/20 based on NYMEX strip pricing as of 11/30/20 for IRM, as of 3/1/21 based on NYMEX strip pricing as of 3/29/21 for Tracker, as of 7/1/21 based on NYMEX strip pricing as of 9/30/21 for Foreland, and as of 11/1/21 based on NYMEX strip pricing as of 12/8/21 for Chisholm. 3) ESTE estimated gross operated drilling locations exceeding ESTE rate of return threshold based on 11/30/20 NYMEX strip pricing for IRM, $50/bbl flat oil pricing for Tracker, and 12/8/21 NYMEX strip pricing for Chisholm. 4) 2022 estimated production assumes a full year of production from both Earthstone and Chisholm. Earthstone reported 2022 production will be reduced dependent upon the timing of the closing of the Chisholm Acquisition.